UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2025

Dynamix Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42414	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1980 Post Oak Blvd., Suite 100

PMB 6373

Houston, TX, 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 792 5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which each class is registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ETHMU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ETHM	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, at an exercise price of $11.50 per share	ETHMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 29, 2025, Dynamix Corporation (“SPAC”), The Ether Machine, Inc., a Delaware corporation (“Pubco”), and The Ether Reserve LLC, a Delaware limited liability company (the “Company”), entered into a subscription agreement (the “Company Unit Subscription Agreement”) with JBerns inv EM1, LLC, a Nevada limited liability company (the “Company Unit Investor”), pursuant to which the Company Unit Investor agreed to purchase, and the Company agreed to issue and sell Company Class A Units (the “Subscribed Units”) for a contribution of 150,000 ether (the “Subscribed Ether”), in a private placement (the “Company Unit Subscription”), upon the terms and subject to the conditions set forth therein. The closing of the Company Unit Subscription (the “Subscription Unit Closing”) shall occur by September 8, 2025, subject to limited closing conditions. The Company has the right to terminate the Company Unit Subscription Agreement if the Subscription Unit Closing does not occur by September 8, 2025. At the Subscription Unit Closing, the Company Unit Investor will receive a number of Subscribed Units equal to the quotient of (i) the Unit Subscription Price and (ii) $10.25. “Unit Subscription Price” means such amount (in USD) equal to the product of (x) 150,000 and (y) the Signing Ether Price. “Signing Ether Price” means the volume-weighted average price (“VWAP”) of Ether denominated in USD as calculated from all executed trades on Coinbase Global, Inc. (“Coinbase”) (or its successor primary spot exchange) over the three-day period ending at 5:00 p.m. New York City time on September 2, 2025; such VWAP shall be calculated by dividing the sum of the products of each trade’s price and volume by the total volume of all trades during the specified three-day period.

SPAC, Pubco, the Company, ETH Partners LLC, a Delaware limited liability company (the “Seller”), and certain subsidiaries of those entities previously entered into a Business Combination Agreement, dated July 21, 2025 (the “Business Combination Agreement”).

Immediately prior to the Company Merger (as defined in the Business Combination Agreement), the Subscribed Units will be adjusted as follows: (i) if the Closing Ether Price (as defined below) is greater than the Signing Ether Price, the Company will issue to the Company Unit Investor such number of Company Class A Units equal to the product of (a) the number of Subscribed Units issued to the Company Unit Investor at the Subscription Unit Closing and (b) the difference between (x) the quotient of the Closing Ether Price and the Signing Ether Price and (y) one; and (ii) the Company shall issue to the Company Unit Investor such number of Company Class A Units equal to the Aggregate Staking Units (as defined below). “Closing Ether Price” means the VWAP of Ether denominated in USD as calculated from all executed trades on Coinbase (or its successor primary spot exchange) over the forty-eight (48) hour period ending at 5:00 p.m. New York City time on the day immediately prior to the Closing Date (as defined in the Business Combination Agreement); such VWAP shall be calculated by dividing the sum of the products of each trade’s price and volume by the total volume of all trades during the specified 48-hour period. “Net Staking Rewards” means the total amount of Ether generated as staking rewards from the staking of the Subscribed Ether after deducting any and all applicable staking fees, network transaction fees, and operational costs directly attributable to such staking; and “Aggregate Staking Units” means such number of Company Class A Units equal to the quotient of (x) the Net Staking Rewards multiplied by the Closing Ether Price and (y) $10.25.

At the Company Merger Effective Time, each Subscribed Unit (as adjusted as described above) shall be converted automatically into one common non-voting unit of the Company (the “Company Exchange Units”).

Pursuant to the Company Unit Subscription Agreement, Pubco agreed to use commercially reasonable efforts to cause the non-voting Class A common stock, par value $0.01 per share, of Pubco (the “Pubco Class A Stock”) into which the Company Exchange Units held by the Company Unit Investor will be converted or convertible upon closing of the Company Merger to be registered on the registration statement on Form S-4 to be filed in connection with the Business Combination Agreement (as amended or supplemented from time to time, the “Registration Statement”). To the extent such securities are not able to be registered on the Registration Statement, Pubco has agreed to use commercially reasonable efforts to file a registration statement registering the resale of the shares of Pubco Class A Stock on a resale registration statement within 30 calendar days following the Closing Date and to use commercially reasonable efforts to have such registration statement declared effective as soon as practicable, and in any event no later than 90 calendar days after the Closing Date, subject to an extension in the event of SEC review.

The Company Unit Subscription Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of the Company Unit Subscription Agreement and the terms of which are incorporated by reference herein.

Item 3.02. Unregistered Sale of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein, to the extent applicable. The securities of the Company that may be issued in connection with the Company Unit Subscription will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

On September 2, 2025, SPAC and Pubco issued a press release announcing the transactions described in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of SPAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.2.

Item 8.01. Other Events.

Stockholders Agreement

On August 29, 2025, the Seller, Pubco and the Company entered into a Stockholders Agreement with the Company Unit Investor (the “Stockholders Agreement”). Pursuant to the Stockholders Agreement the parties agreed, among other things, that:

●	On and after the closing of the transactions contemplated by the Business Combination Agreement (the “Transactions”), the board of directors of Pubco (the “Board”) will consist of five directors.

●	The Company Unit Investor has the right to nominate one director to the Board (the “Subscriber Director”) and Pubco will recommend the election of the Subscriber Director and otherwise use its reasonable best efforts to cause the Subscriber Director to be elected to the Board. The Company Unit Investor committed to nominate Jeffrey Berns as the Subscriber Director for the first two full calendar years after the Subscription Unit Closing.

●	Pubco will maintain, at its expense, directors’ and officers’ liability insurance in an amount determined in good faith by the Board to be appropriate and enter into indemnification agreements with each director of Pubco that provide rights to indemnification and advancement of expenses to the maximum extent permitted under applicable law.

●	On or prior to the closing of the Transactions, Pubco and the Company will adopt a policy, which shall be approved by the Company Unit Investor (the “Treasury Reserve Policy”), under which Pubco’s and the Company’s treasury reserve assets will consist of primarily (i) cash and cash equivalents and short-term investments (“Cash Assets”) that exceed working capital requirements and (ii) ether, which will serve as the primary treasury reserve asset of Pubco and the Company on an ongoing basis, subject to market conditions and anticipated needs of the business for Cash Assets.

●	The Seller will, at any time it is then entitled to vote for the election of the Board, take all necessary action, including casting all votes to which Seller is entitled to vote, so as to ensure the Subscriber Director is elected to the Board, and not to vote to remove such Subscriber Director without the consent of the Company Unit Investor.

Pubco and the Company further agreed that after the Company Merger Effective Time, neither they nor any of their respective subsidiaries or controlled affiliates will take the following actions without the approval of four directors on the Board:

●	any transaction or series of related transactions, in each case to the extent within the reasonable control of Pubco or the Company, (i) in which any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) acquires, directly or indirectly, in excess of fifty percent (50%) of the then outstanding shares of any class of capital stock (or equivalent) of Pubco, the Company or any of their respective subsidiaries (whether by merger, consolidation, sale or transfer of capital stock or partnership, limited liability company or other equity interests, tender offer, exchange offer, reorganization, recapitalization or otherwise), or (ii) following which any “person” or “group” has the direct or indirect power to elect a majority of the directors to the Board or to replace the Manager (which means (i) prior to the Company Merger Effective Time, the Seller and (ii) on and after the Company Merger Effective Time, Pubco) as the sole manager of the Company (or to add another person as a manager or co-manager of the Company);

●	the reorganization, recapitalization, voluntary bankruptcy, liquidation, dissolution or winding-up of Pubco, the Company or any of their respective subsidiaries;

●	the sale, lease or exchange of all or substantially all of the property and assets of Pubco, the Company and their respective subsidiaries, taken as a whole;

●	any acquisition or disposition by Pubco, the Company or any of their respective subsidiaries of assets, persons, equity interests or businesses, or entry into any joint venture by Pubco, the Company or any of their respective subsidiaries, where the aggregate consideration is greater than $250,000,000 in any single transaction or series of related transactions, other than transactions solely between or among Pubco, the Company and/or one or more of Pubco’s or the Company’s direct or indirect wholly-owned subsidiaries;

●	the creation of a new class or series of capital stock or equity securities of Pubco, the Company or any of their respective subsidiaries;

●	any issuance of additional shares of Pubco Class A Stock, class B common stock of Pubco, preferred stock or other equity securities of Pubco, the Company or any of their respective subsidiaries after the closing the Transactions, other than any issuance of additional shares of Pubco Class A Stock or other equity securities of Pubco, the Company or their respective subsidiaries (i) under any stock option or other equity compensation plan of Pubco or any of its subsidiaries approved by the Board or the compensation committee of the Board, (ii) pursuant to the exercise or conversion of any options, warrants or other securities existing as of the date of closing of the Transactions, or (iii) in connection with any redemption or exchange of Company Exchange Units as set forth in the LLC agreement of the Company (as in effect on and after the Company Merger Effective Time) (the “LLC Agreement”);

●	any amendment, modification or other change to the organizational documents of Pubco, the Company or any of their respective subsidiaries, including, for the avoidance of doubt, the LLC Agreement;

●	any transaction or series of related transactions with any affiliate, director or officer of Pubco, the Company or any of their respective subsidiaries (other than employment arrangements with any such director or officer approved by the Board or the compensation committee of the Board) involving an amount in excess of $10,000,000;

●	any incurrence of new indebtedness or refinancing of existing indebtedness by Pubco, the Company or any of their respective subsidiaries, any guarantee made by Pubco, the Company or any of their respective subsidiaries or any grant of any security interest in any of the assets of Pubco, the Company or any of their respective subsidiaries, in one or a series of related transactions, with a Debt-to-Asset Ratio in excess of 30%. “Debt-to-Asset Ratio” means, at any such time, the ratio (expressed as a percentage) of (i) the value of the relevant incurrence or series of incurrences of new indebtedness or refinancing of existing indebtedness under this item on a consolidated basis, to (ii) the value of the total assets of Pubco, on a consolidated basis, as of the last day of the most recently ended fiscal quarter for which financial statements are available;

●	the making of any special allocation pursuant to Section 6.3 of the LLC Agreement other than in accordance with applicable regulations (including temporary regulations) promulgated by the United States Department of the Treasury pursuant to and in respect of provisions of the Internal Revenue Code of 1986, as amended, or the making of any material tax election;

●	settling any material administrative or judicial dispute, controversy or proceeding, including, without limitation, tax audits, with the Internal Revenue Service or any other taxing authority;

●	any amendment, modification or other change to the Treasury Reserve Policy; or

●	the (i) replacement or removal of the Manager as the sole manager of the Company or (ii) appointment of any additional person as a manager of the Company (such approval not to be unreasonably withheld), in each case after the Company Merger Effective Time.

For the avoidance of doubt, notwithstanding anything to the contrary in the LLC Agreement, the Company Unit Investor, its affiliates and permitted transferees are not subject to the drag-along right provided for in Section 9.5 of the LLC Agreement, required to consent to or not object to an Applicable Sale (as defined in such section) or take any other action under such section unless and until such Applicable Sale has, to the extent required by the terms of the Stockholders Agreement, been approved by four directors in accordance with the terms of the Stockholders Agreement.

Pubco and the Company further agreed that, neither they nor any of their respective subsidiaries or controlled affiliates will take the following actions without (i) if such action occurs before the Company Merger Effective Time, the prior approval of the Company Unit Investor, and, (ii) if such action occurs after the Company Merger Effective Time, the prior approval of the Subscriber Director:

●	the (i) replacement or removal of the Manager as the sole manager of the Company or (ii) appointment of any additional person as a manager of the Company (such approval not to be unreasonably withheld), in each case before the Company Merger Effective Time;

●	any increase or decrease of the size of the Board (such approval not to be unreasonably withheld);

●	the entry by Pubco and the Company into the Second Amended and Restated Limited Liability Company Agreement in connection with the closing of the Transactions, to the extent such Second Amended and Restated Limited Liability Company Agreement is not substantially in the form attached to the Stockholders Agreement; or

●	any amendment, modification or other change to the Business Combination Agreement, any waiver by Pubco, the Company, the Seller or their respective subsidiaries thereunder, the taking of any action by the Company or the Seller that would require the consent of SPAC under the Business Combination Agreement, irrespective of whether SPAC has consented to it or the grant of consent to any action proposed to be taken by SPAC, a SPAC Subsidiary (as defined in the Business Combination Agreement) or Pubco that would require the consent of the Seller under the Business Combination Agreement, irrespective of whether the Seller has consented to it.

The Stockholders Agreement will terminate upon the earliest of the following: (a) the termination of the Business Combination Agreement, in accordance with its terms, prior to the closing of the Transactions; (b) the later to occur of (i) the date on which the Company Unit Investor, its affiliates and/or other permitted transferees under the LLC Agreement (“Permitted Transferees”), collectively, beneficially own, directly or indirectly, an equity interest in Pubco, in whatever form such equity interest is then held, of less than 10% of the then entire equity capital of Pubco (aggregating all Pubco Class A Stock outstanding and all other equity interests exchangeable or convertible into Pubco Class A Stock on an as converted/exchanged basis), and (ii) the date on which the Company Unit Investor, its affiliates and/or other Permitted Transferees, collectively, beneficially own, directly or indirectly, less than 25% of the number of Subscribed Units the Company Unit Investor purchased pursuant to the Company Unit Subscription Agreement in whatever form such securities are then held; or (c) the Company Unit Investor is no longer directly or indirectly controlled by Jeffrey Berns.

The Stockholders Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Stockholders Agreement and the terms of which are incorporated by reference herein.

Additional Information and Where to Find It

SPAC and Pubco intend to file with the SEC a Registration Statement, which will include a preliminary proxy statement of SPAC and a prospectus of Pubco (the “Proxy Statement/Prospectus”) in connection with the proposed business combination (the “Business Combination”) and the other transaction contemplated by the Business Combination Agreement and/or described in this Current Report on Form 8-K (collectively, the “Proposed Transactions”). The definitive proxy statement and other relevant documents will be mailed to shareholders of SPAC as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. SPAC and/or Pubco will also file other documents regarding the Proposed Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF SPAC AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH SPAC’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT SPAC, THE COMPANY, PUBCO AND THE PROPOSED TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by SPAC and Pubco, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Dynamix Corp, 1980 Post Oak Blvd., Suite 100, PMB 6373, Houston, TX 77056; e-mail: info@regen.io, or to: The Ether Machine, Inc., 2093 Philadelphia Pike #2640, Claymont, DE 19703, e-mail: dm@etherreserve.com.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The Pubco Class A Stock to be issued by Pubco and the class A units issued and to be issued by the Company, in each case, in connection with the Proposed Transactions, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Participants in the Solicitation

SPAC, Pubco, the Company and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of SPAC’s securities are, or will be, contained in SPAC’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SPAC’s shareholders in connection with the Business Combination, including the names and interests of the Company and Pubco’s directors and executive officers, will be set forth in the Proxy Statement/Prospectus, which is expected to be filed by SPAC and Pubco with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of SPAC, the Company or Pubco, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Proposed Transactions and the parties thereto, including expectations, hopes, beliefs, intentions, plans, prospects, results or strategies regarding Pubco, the Company, SPAC and the Proposed Transactions, statements regarding the anticipated benefits and timing of completion of the Proposed Transactions, The Ether Machine’s future status as a public company, business plans and investment strategies of Pubco, the Company and SPAC, Pubco’s ability to become the only institutional public vehicle which is purely Ethereum focused, Pubco’s ability to dramatically increase ether concentration per share, any expected candidates to Pubco’s board of directors, and Pubco’s listing on an applicable securities exchange and the timing of such listing. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

These are subject to various risks and uncertainties, including regulatory review, Ethereum protocol developments, market dynamics, the risk that the Proposed Transactions may not be completed in a timely manner or at all, failure for any condition to closing of the Business Combination to be met, the risk that the Business Combination may not be completed by SPAC’s business combination deadline, the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of SPAC’s shareholders, or the private placement investments, costs related to the Proposed Transactions and as a result of becoming a public company, failure to realize the anticipated benefits of the Proposed Transactions, the level of redemptions of SPAC’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A shares of SPAC or the shares of Pubco Class A Stock, the lack of a third-party fairness opinion in determining whether or not to pursue the Business Combination, the failure of Pubco to obtain or maintain the listing of its securities any stock exchange on which Pubco Class A Stock will be listed after closing of the Business Combination, changes in business, market, financial, political and regulatory conditions, risks relating to Pubco’s anticipated operations and business, including the highly volatile nature of the price of Ether, the risk that Pubco’s stock price will be highly correlated to the price of Ether and the price of Ether may decrease between the signing of the definitive documents for the Proposed Transactions and the closing of the Proposed Transactions or at any time after the closing of the Proposed Transactions, risks related to increased competition in the industries in which Pubco will operate, risks relating to significant legal, commercial, regulatory and technical uncertainty regarding Ether, risks relating to the treatment of crypto assets for U.S. and foreign tax purposes, challenges in implementing its business plan including Ether-related financial and advisory services, due to operational challenges, significant competition and regulation, being considered to be a “shell company” by any stock exchange on which the Pubco Class A Stock will be listed or by the SEC, which may impact the ability to list Pubco’s Class A Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities, the outcome of any potential legal proceedings that may be instituted against the Company, SPAC, Pubco or others following announcement of the Business Combination and those risk factors discussed in documents of the Company, Pubco, or SPAC filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of SPAC dated as of November 20, 2024 and filed by SPAC with the SEC on November 21, 2024, SPAC’s Quarterly Reports on Form 10-Q, SPAC’s Annual Report on Form 10-K filed with the SEC on March 20, 2025 and the registration statement on Form S-4 and proxy statement/prospectus that will be filed by Pubco and SPAC, and other documents filed by SPAC and Pubco from time to time with the SEC, as well as the list of risk factors included herein. These filings do or will identify and address other important risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Additional risks and uncertainties not currently known or that are currently deemed immaterial may also cause actual results to differ materially from those expressed or implied by such forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation and do not intend to update or revise these forward-looking statements, each of which are made only as of the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1+†	LLC Subscription Agreement, dated August 29, 2025, by and among SPAC, Pubco, the Company and the Company Unit Investor
99.1+	Stockholders Agreement, dated August 29, 2025, by and among the Seller, Pubco, the Company and the Company Unit Investor
99.2	Press release, dated September 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. SPAC will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.
†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIX CORPORATION

Date: September 2, 2025	By:	/s/ Andrea Bernatova
		Name:	Andrea Bernatova
		Title:	Chief Executive Officer